Restricted Net Assets	12 Months Ended
Dec. 31, 2023
Restricted Net Assets
Restricted Net Assets

16. Restricted Net Assets

Pursuant to the relevant laws and regulations in the PRC applicable to foreign-investment corporations and the Articles of Association of the Group’s PRC subsidiaries and VIEs, the Group is required to maintain a statutory reserve (“PRC statutory reserve”): a general reserve fund, which is non-distributable. The Group’s PRC subsidiaries and VIEs are required to transfer 10% of their profit after taxation, as reported in their PRC statutory financial statements, to the general reserve fund until the balance reaches 50% of their registered capital. At their discretion, the PRC subsidiaries and VIEs may allocate a portion of its after-tax profits based on PRC accounting standards to staff welfare and bonus funds. The general reserve fund may be used to make up prior year losses incurred and, with approval from the relevant government authority, to increase capital. PRC regulations currently permit payment of dividends only out of the Group’s PRC subsidiaries and VIEs’ retained earnings as determined in accordance with PRC accounting standards and regulations. The general reserve fund amounted to RMB472,833 and RMB562,153 as of December 31, 2022 and 2023, respectively. The Group has not allocated any of its after-tax profits to the staff welfare and bonus funds for any period presented.

In addition, the paid-in capital of the Group’s PRC subsidiaries and VIEs of RMB2,323,106 and RMB2,300,833 as of December 31, 2022 and 2023, respectively, was considered restricted due to restrictions on the distribution of paid-in capital.

As a result of these PRC laws and regulations, the Group’s PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets, including general reserve and paid-in capital, either in the form of dividends, loans or advances. Such restricted portion amounted to RMB2,826,642 and RMB2,872,761 as of December 31, 2022 and 2023, respectively.